UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               September 9, 2005
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

Pursuant to the terms and conditions of the Terms Agreement, dated September 9, 2005, between Unisys Corporation (the "Company") and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein, the Company issued, on September 14, 2005, $400,000,000 aggregate principal amount of its 8% Senior Notes due 2012 and $150,000,000 aggregate principal amount of its 8 1/2% Senior
Notes due 2015.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) The following exhibits are being filed herewith:

               Exhibit
               No.
               --------
                  1 Terms Agreement, dated September 9, 2005, between Unisys Corporation and Banc of America Securities LLC and Citigroup Global Markets Inc., on behalf of themselves and as Representatives of the Several Underwriters

                  4.1             Form of 8% Senior Note due 2012

                  4.2             Form of 8 1/2% Senior Note due 2015

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: September 14, 2005                              By: /s/ Janet B. Haugen
                                                      -------------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

  1 Terms Agreement, dated September 9, 2005, between Unisys Corporation and Banc of America Securities LLC and Citigroup Global Markets Inc., on behalf of themselves and as Representatives of the Several Underwriters

  4.1             Form of 8% Senior Note due 2012

  4.2             Form of 8 1/2% Senior Note due 2015